                                   STOCK PLAN
                                   ----------

THIS STOCK PLAN ("Plan") is made effective as of August 22, 2001, by FOREFRONT, INC. ("Company"), for various consultants as designated by the Board ("Consultants" and each a "Consultant").


                                R E C I T A L S:
                                ----------------

     The Company wishes to grant, and the Consultants wish to receive, as compensation for consultation services to the Company, a total of 10,062,548 Shares of the common stock of the Company ("Common Stock"), all pursuant to the provisions set forth herein;

     NOW, THEREFORE, in consideration of the sum of Ten ($10.00) Dollars, premises, mutual promises, covenants, terms and conditions herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

     1.  Grant  of  Shares.  The Company hereby grants to the Consultants shares
         -----------------
of Common Stock (the "Shares") in the Company. The Shares may be issued to the Consultants directly or upon exercise of options, which options shall have terms set by Management.

     2.  Services.  Consultants have been engaged by the Company and the Company
         --------
has received business consultation services and/or promises of additional services. Services may be detailed in additional documentation, including confirmatory letters and agreements, as provided to one or more officers of the Company, or may be provided in person, by phone, fax and/or email.

     3.   Compensation.  The  Consultants  are  not  entitled  to  receive  cash
          ------------
compensation, unless and until any agreement to the contrary is reached with any particular Consultant. Consultants' sole compensation is the Shares identified herein, unless the parties agree otherwise. The parties agree the Shares are valued at $.05 each. Further, certain Consultants may be supplied the Shares under Options as determined by Management.

     4.  Registration  or  Exemption.  Notwithstanding  anything to the contrary
         ---------------------------
contained herein, the Shares may not be issued unless the Shares are registered pursuant to the Securities Act of 1933, as amended ("Act").

     5.  Delivery  of  Shares.   The Company shall deliver, subject to the terms
        ---------------------
and conditions of this Plan, to each Consultant, as soon as practicable, a Certificate representing the Shares. Each Consultant agrees to be bound by the terms and conditions under the Plan by accepting delivery of the Shares, and any other terms individually agreed to in writing by the parties.

     6.  Company's  Rights.  The  existence of the Shares and/or this Plan shall
         -----------------
not  affect  in  any  way  the  rights  of  the Company to conduct its business.

     7.  Disclosure.  Each Consultant agrees to having read and fully considered
         ----------
the disclosures under Exhibit "A" attached hereto and incorporated herein by reference.

     8.  Amendments.  This Plan may not be amended unless by the written consent
         ----------
of  Board.

     9.  Governing  Law. This Plan shall be governed by the laws of the State of
         --------------
Florida, and the sole venue for any action arising hereunder or in connection herewith shall be a court of competent jurisdiction in Florida.

     10.  Binding  Effect.  This  Plan shall be binding upon and for the benefit
          ---------------
of the parties hereto and their respective heirs, permitted successors, assigns and/or delegates.

     12.  Captions.  The  captions  herein  are  for  convenience  and shall not
         ---------
control  the  interpretation  of  this  Plan.

     11.  Cooperation.  The parties agree to execute such  reasonable  necessary
          ------------
documents upon advice of legal counsel in order to carry out the intent and purpose of this Plan as set forth hereinabove.

     12.  Gender  and Number.  Unless the context otherwise requires, references
         -------------------
in this Plan in any gender shall be construed to include all other genders, references in the singular shall be construed to include the plural, and references in the plural shall be construed to include the singular.

     13.  Severability.   In  the event anyone or more of the provisions of this
          ------------
Plan shall be deemed unenforceable by any court of competent jurisdiction for any reason whatsoever, this Plan shall be construed as if such unenforceable provision had never been contained herein.



FOREFRONT,  INC.
By order of the Board of Directors

                            EXHIBIT "A" to Stock Plan
                            -------------------------

Item 1 - Plan Information
-------------------------

     (a)  General Plan Information

          1. The title of the Plan is: Stock Plan ("Plan") and the name of the registrant whose securities are to be offered pursuant to the Plan is Forefront, Inc. ("Company").
          2. The general nature and purpose of the Plan is to grant Consultants a total of 10,062,548 shares of the Common Stock of the Company as compensation for consultation services to be rendered to the Company.
          3. To the best of Company's knowledge, the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended or replaced by any subsequent law.
          4. (a) The Company shall act as Plan Administrator. The Company's address and telephone number is: 1413 South Howard Avenue, Suite 104, Tampa, FL 33606, (813) 253-2267. The Company, as administrator of the Plan, will merely issue to the Consultant shares of Common Stock pursuant to the terms of the Plan.
     (b) Securities to be Offered. Pursuant to the terms of the Plan, 10,062,548
         ------------------------
     shares of the Company's Common Stock will be offered either directly or through stock options.
     (c) Employees Who May  Participate  in the Plan.  Consultants  are the sole
         --------------------------------------------
     participants in this Plan. Consultants are eligible to receive the securities provided the securities have been registered or are exempt from registration under the Securities Act of 1933, as amended (the "Act").
     (d) Purchase of  Securities  Pursuant to the Plan.  The Company shall issue
         ----------------------------------------------
     and deliver the underlying securities to Consultants as soon as practicable. This may include upon exercise of options, in the case of Consultants who receive shares under options.
     (e) Resale Restrictions.  Consultants may assign, sell, convey or otherwise
         -------------------
     transfer  the  securities received, subject to the requirements of the Act.
     (f) Tax Effects of Plan Participation.  The Consultant Services Plan is not
         ---------------------------------
     qualified under Sec. 401 of the Internal Revenue Code of 1986, as amended or replaced by any subsequent law.
     (g) Investment of Funds. n/a
         -------------------
     (h)  Withdrawal  from the  Plan;  Assignment  of  Interest.  Withdrawal  or
          -----------------------------------------------------
     termination as to the Plan may occur upon mutual written consent of the parties. Consultant has the right to assign or hypothecate Consultant's interest in the Plan, subject to Plan provisions.
     (i)  Forfeitures  and  Penalties.  n/a
          ---------------------------
     (j)  Charges  and  Deductions  and  Liens  Therefore.  n/a
          -----------------------------------------------

Item  2  -Registrant  Information  and  Employee  Plan  Annual  Information.
----------------------------------------------------------------------------
Registrant, upon oral or written request by Consultants, shall provide, without charge, the documents incorporated by reference in Part II, Item 3 of Company's Form S-8 Registration Statement for the securities as well as any other documents required to be delivered pursuant to SEC Rule 428(b) (17 CFR Section 230.428(b)). All requests are to be directed to the Company at the address provided above.